SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) August 27, 1997


                                 ARTISOFT, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                  000 - 19462                          86-0446453
         (Commission File Number)        (I.R.S. Employer Identification No.)


               2202 North Forbes Boulevard, Tucson, Arizona 85745
               (Address of Principal Executive Offices) (Zip Code)


                                 (520) 670-7100
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)




                   This EDGAR filed document contains 3 pages.
                                                      -

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

         The registrant announces the departure of Gary R. Acord as Vice President and Chief Financial Officer effective August 28, 1997. Gary Acord is one of over 90 people at the Tucson headquarters location to be affected by the restructuring of the Registrant announced on June 27, 1997. The Registrant's Corporate Controller, Kirk D. Mayes, has been appointed Acting Principal Financial Officer.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  August 27, 1997




ARTISOFT, INC.




By       /s/ William C. Keiper
  ----------------------------
         William C. Keiper
         Chairman and
         Chief Executive Officer